Exhibit 99.1

Q4 FY2006 Earnings Conference Call October 24, 2006

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our current expectations or forecasts of future events. Actual future results may vary materially. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed and you are cautioned not to place undue reliance on these forward-looking statements. The risks and uncertainties referred to above include, but are not limited to: supply issues related to our outsourced manufacturing operations; price and product competition; rapid or disruptive technological development, including the effects of the technology shift from traditional TDM to IP telephony; dependence on new product development; the mix of our products and services; customer demand for our products and services, including risks specifically associated with the services business and, in particular, the maintenance and rental and managed services lines of business, primarily due to renegotiations of customer contracts and changes in scope, pricing pressures and cancellations; general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations; risks related to inventory, including warranty costs, obsolescence charges, excess capacity, material and labor costs, and our distributors’ decisions regarding their own inventory level; the economic, political and other risks associated with international sales and operations, including increased exposure to currency fluctuations and to European economies as a result of our acquisition of Tenovis; the ability to successfully integrate acquired companies, including Tenovis, which has required significant management time and attention; the ability to attract and retain qualified employees; control of costs and expenses; U.S. and non-U.S. government regulation; and the ability to form and implement alliances. For a further list and description of such risks and uncertainties, see the reports filed by Avaya with the SEC, which are available at www.sec.gov, particularly the information contained in Part I, Item 1, entitled “Forward Looking Statements”, of our fiscal 2005 Form 10-K and in Part I, Item 2, entitled "Forward Looking Statements" of our Form 10-Q for the third quarter of fiscal 2006. Avaya disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Presentation: Unless indicated otherwise, all results are presented in accordance with accounting principles generally accepted in the United States (GAAP).

Q4 FY2006 Results Revenue rose 5% year over year IP line shipments were up in the high 20% range year over year Revenue growth driven by 9% increase in sales of products year over year with all regions reporting increases Sales of large communications systems grew 9% Gross margin was 46.6% compared with 47.5% a year ago Operating income was $75 million Excluding a $62M restructuring charge would have been $137 million Net income was $48 million or 10 cents per diluted share Cash flow from operations was $191 million up $43 million year over year

Revenue Quarterly Trend ($M) 1,296 1,249 1,238 1,297 1,364 0 200 400 600 800 1,000 1,200 1,400 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06

Revenue by Geography 5.2% 9.1% 25.0% 22.2% 3.4% 2.6% YoY Change $1,296 $1,364 Total revenue 528 576 Total outside the U.S. 60 75 Americas, non-U.S. 90 110 APAC - Asia Pacific 378 391 EMEA - Europe/Middle East/Africa Outside the U.S.: 768 788 U.S. Q4 FY05 Q4 FY06 Dollars in millions

Revenue Summary Year over Year Change $1,296 166 499 631 Q4 FY05 $1,364 164 510 690 Q4 FY06 5.2% Total -1.2% Rental and managed services 2.2% Services 9.4% Sales of products Revenue YoY Change Dollars in millions

Revenue by Channel 9.4% $631 $690 Total sales of products 19.8% 324 388 Indirect -1.6% 307 302 Direct YoY Change Q4 FY05 Q4 FY06 Dollars in millions 100% 100% Total sales of products 51% 56% Indirect 49% 44% Direct Q4 FY05 Q4 FY06 Revenue mix

Gross Margin and Operating Expenses 11.0% 98 110 Research and development Operating Expenses -6.3% 414 388 Selling, general and administrative 181.8% 22 62 Restructuring charge 4.9% $534 $560 -0.9 pts 47.5% 46.6% -5.4 pts 63.3% 57.9% Rental and managed services -3.1 pts 34.9% 31.8% Services 1.4 pts 53.4% 54.8% Sales of products Gross Margin % 5.2% $1,296 $1,364 -1.2% 166 164 Rental and managed services 2.2% 499 510 Services 9.4% 631 690 Sales of products Revenue YoY Change Q4 FY05 Q4 FY06 Dollars in millions

Operating and Net Income $660 $48 Net Income - - Loss from Discontinued Operations 660 48 Income from Continuing Operations (577) 35 Provision (benefit) for income taxes 0.0% 83 83 Income from Continuing Operations before income taxes (1) - Interest expense 2 8 Other income (expense), net -8.5% 82 75 Operating Income YoY Change Q4 FY05 Q4 FY06 Dollars in millions Operating income includes restructuring charges of $62M for Q4 FY06 and $22M for Q4 FY05 Net income includes the restructuring charges and the net benefit of tax items in Q4 FY06 and the restructuring charges, a deferred tax valuation allowance reversal and IPR&D in Q4 FY05

AVAYA

Gross and Operating Margins

Gross Margin ($M)



700
600
500
400
300
200
100
0

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06
($)	616	589	578	588	635
%	47.5%	47.2%	46.7%	45.3%	46.6%

Operating Income ($M)



125
100
75
50
25
0

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06
($)	82	107	53	28	75
%	6.3%	8.6%	4.3%	2.2%	5.5%

© 2006 Avaya Inc. All rights reserved.

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Segment Results Global Communications Solutions 7.5% $707 $760 Total revenue - GCS 71.4% 7 12 Other 3.0% 164 169 Converged Voice Applications 5.5% 91 96 Small Communications Systems 8.5% 445 483 Large Communications Systems YoY Change Q4 FY05 Q4 FY06 Dollars in millions

Segment Results Global Communications Solutions Revenue ($M) Operating Income ($M) 100 200 300 400 500 600 700 800 Revenue 707 661 661 704 760 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06 0 15 30 45 60 75 90 ($) 43 43 32 36 86% 6.1% 6.5% 4.8% 5.1% 11.3% Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06

Segment Results Avaya Global Services 2.5% $589 $604 Total revenue - AGS -100.0% 2 - Other 6.9% 87 93 Managed services 9.6% 125 137 Implementation and integration services -0.3% 375 374 Maintenance YoY Change Q4 FY05 Q4 FY06 Dollars in millions

AVAYA

Segment Results
Avaya Global Services

Revenue ($M)



700
600
500
400
300
200
100
0

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06
Revenue	589	588	577	593	604

Operating Income ($M)



70
60
50
40
30
20
10
0

	Q4 FY05	Q1 FY06	Q2 FY06	Q3 FY06	Q4 FY06
($)	46	60	41	34	36
%	7.8%	10.2%	7.1%	5.7%	6.0%

© 2006 Avaya Inc. All rights reserved.

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Cash Flows Operating Cash Flow of $647 million Net Cash Provided by Operating Activities Net Cash Used in Investing Activities Net Cash Used in Financing Activities Effect of Exchange Rate Changes on Cash and Cash Equivalents Net Increase in Cash and Cash Equivalents Cash and Cash Equivalents at beginning of fiscal year Cash and Cash Equivalents at end of fiscal year $647 (189) (315) 6 $149 750 $899 ($ in millions) Twelve Months Ended 9/30/06

Balance Sheet Cash ($M) Cash outlays in Q4: $42M contribution to pension plan $72M share repurchases $52M capex & capitalized software 735 750 726 745 822 899 0 100 200 300 400 500 600 700 800 900 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06

Balance Sheet Net Cash* Net Cash is defined as cash and cash equivalents less total debt. At 9/30/06 this amount is calculated as cash and cash equivalents of $899M less funded debt of $0M. Net cash is a non GAAP financial measure. * ($M) 704 720 696 716 822 899 0 100 200 300 400 500 600 700 800 900 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06

Share Repurchase Program Share repurchase program approved by the board during Q3 FY05 Authorization to repurchase shares up to $500 million over a two-year time period ending in Q3 FY07 As of Q4 FY06, $435 million in total used for share repurchases Shares Repurchased (in millions) 5.6 6.0 7.9 9.5 5.1 7.4 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Q3 FY05 Q4 FY05 Q1 FY06 Q2 FY06 Q3 FY06 Q4 FY06

Key Focus Areas Strategy Execution Culture Build value for shareholders

Certain Items Impacting Operating Income For the three months ended For the twelve months ended September 30, September 30, 2006 2005 2006 2005 Operating Income, As Reported 75 $ 82 $ 263 $ 298 $ Operating Margin 5.5% 6.3% 5.1% 6.1% Certain Items Included in Operating Income Business restructuring charges (62) (22) (104) (22) Asset impairment charges - - (29) - Non-income tax settlements - - 22 - Reversal of a portion of vacation liability - - 21 - IPR&D charges associated with acquisitions - (3) - (7) Tenovis integration costs (6) Certain Items Included in Operating Income (62) (25) (90) (35) Operating Income Adjusted for the Impact of Certain Items 137 $ 107 $ 353 $ 333 $ Operating Margin Adjusted for the Impact of Certain Items 10.0% 8.3% 6.9% 6.8%

Certain Items Impacting Net Income For the three months ended For the twelve months ended September 30, September 30, 2006 2005 2006 2005 Net Income, As Reported 48 $ 660 $ 201 $ 921 $ Certain Items Included in Net Income Business restructuring charges (62) (22) (104) (22) Asset impairment charges - - (29) - Non-income tax settlements - - 22 - Reversal of a portion of vacation liability - - 21 - IPR&D charges associated with acquisitions - (3) - (7) Tenovis integration costs - - - (6) Loss on senior notes extinguishments - - - (41) Tax impact of above items 19 - 26 - Deferred tax valuation allowance reversal - 590 - 590 Net favorable tax items 11 - 32 123 Certain Items Included in Net Income (32) 565 (32) 637 Net Income Adjusted for the Impact of Certain Items 80 $ 95 $ 233 $ 284 $ Diluted Shares 459 484 469 489 Diluted EPS Adjusted for the Impact of Certain Items 0.17 $ 0.20 $ 0.50 $ 0.58 $ Diluted EPS, As Reported 0.10 $ 1.36 $ 0.43 $ 1.89 $

Q4 FY2006 Earnings Conference Call October 24, 2006